Exhibit 99.2 Day One Biopharmaceuticals Targeted Therapies for People of All Ages September 2023

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, execution of the Phase 2 and Phase 3 clinical trials for tovorafenib and the Phase 1b/2 clinical trial for tovorafenib and pimasertib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for tovorafenib and other candidates in development, including the acceptance by the U.S. Food and Drug Administration of our New Drug Application for tovorafenib, the ability of tovorafenib to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, and geopolitical conflicts, including the war in Ukraine, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward- looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2 2

Cancer Drug Development For People Of All Ages A Mission That Creates Value • Develop medicines for genomically-defined cancers • Establish first-in-class position through rapid registration pathways • Expand to adolescent and adult populations in parallel and pursue those opportunities with the same commitment we do for children • Lead program FIREFLY-1: Nasdaq: DAWN • Completion of rolling NDA submission to FDA Financial Growing IPO: 2021 • Frontline trial (FIREFLY-2) underway Runway into 2026 Position Portfolio Founded: 2018 • Clinical-stage MEKi asset (pimasertib), in-licensed for combination trial with tovorafenib • Research collaboration and license agreement for preclinical program targeting VRK1 3 NDA data set included analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO-LGG, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG).

Our Pipeline Recent & Anticipated Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Milestones Topline data presented: September 2023 Tovorafenib (DAY101) Rolling NDA submission complete: 1 Relapsed pLGG FIREFLY-1 (pivotal) September 2023 Type II RAF Inhibitor FDA filing decision expected: Mid-November 2023 • FDA Breakthrough Therapy Designation for relapsed pLGG First patient dosed: • FDA Rare Pediatric Disease Frontline pLGG FIREFLY-2 (pivotal) March 2023 Designation (PRV Eligible) for pLGG • FDA Orphan Drug Designation First patient dosed: for malignant glioma RAF-altered November 2021 2 FIRELIGHT-1* solid tumors • EC Orphan Designation for glioma Poster presented: (monotherapy) April 2023 MAPK-altered Pimasertib First patient dosed: 3 FIRELIGHT-1* solid tumors May 2022 MEK 1/2 Inhibitor (Combo w/tovorafenib) 4 VRK1 Program Pediatric and In-licensed: August 2023 VRK1 Inhibitor adult cancers 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 4 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any 4 health authority. Research collaboration and license agreement with Sprint Bioscience for exclusive worldwide rights to a research-stage program targeting VRK1.

Tovorafenib (DAY101) Type II RAF Inhibitor

Pediatric Low-Grade Glioma (pLGG): The Most Common Type Of Brain Tumor In Children PLGGs are chronic and relentless, with patients suffering profound tumor and 6 treatment-associated morbidity that can impact their life trajectory over the long term 7 A Serious and Life-Threatening Disease Disease Symptoms • An estimated 26,000 children/young adults are living Cerebral gliomas: 1,2 with BRAF-altered pLGGs in the U.S. today Seizures, muscle weakness, Cerebellar gliomas: behavioral changes • Surgery plays a significant role in treatment, but 70% of Impaired balance, 3,4 coordination or depth patients require systemic therapy perception Hypothalamic gliomas: • For the majority of patients in the relapse setting, there Endocrine dysfunction and is no standard of care and no approved therapies visual deficits Brain stem gliomas: Difficulty swallowing or with • ~70% of pLGGs have BRAF alterations, of these ~85% speech, abnormal breathing Optic pathway gliomas: 5 are BRAF fusions and ~15% are BRAF V600E mutations Decreased vision (acuity and/or fields), bulging or misalignment of eyes • Majority of patients have many years of treatment until the tumors typically senesce by their mid-20s 1 2 CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. 3 4 5 Estimated prevalence are Day One calculations based on publicly available data. Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. 6 6 7 Jones DTW et al., Cancer Res. 2008; 68:8673–77. Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094. Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. J Child Neurol. 2009;24(11):1397-1408. doi:10.1177/0883073809342005.

Conventional Treatments Can Be Disruptive To Childhood and Can Have Significant Long-Term Consequences Chemotherapy Radiation Surgery • Significant recovery times • Requirement for indwelling • Risk of secondary malignancy catheter and weekly • Risks of complications • Risk of malignant infusions transformation • Resection may be limited by • Risk of neutropenia, location of tumor • Risk of vascular proliferation hypersensitivity reactions, and stroke • Potential for functional nausea and vomiting and deficits based on location of • Neurocognitive impact, peripheral neuropathy tumor and extent of depending on location of resection tumor and radiation field High unmet need for an effective therapy for the majority of pLGG relapsed or progressive patients that is minimally disruptive to their lives. Source: 1. Heitzer AM, Raghubar K, Ris MD, et al. Neuropsychological functioning following surgery for pediatric low-grade glioma: a prospective longitudinal study. J Neurosurg Pediatr. 2019;1-9. doi:10.3171/2019.9.PEDS19357. 2. Bryant R. Managing side effects of childhood cancer treatment. J Pediatr Nurs. 2003;18(2):113-125. doi:10.1053/jpdn.2003.11. 3. Zahnreich S, Schmidberger H. Childhood cancer: occurrence, treatment and risk of second primary malignancies. Cancers (Basel). 2021;13(11):2607. doi:10.3390/cancers/13112607. 4. National Cancer Institute. Fertility issues in girls and women with cancer. http://www.cancer.gov. Accessed June 13, 2022. 5. Alessi I., Caroleo A.M., de Palma L., Mastronuzzi A., Pro S., Colafati G.S., Boni A., Della Vecchia N., Velardi M., Evangelisti M., et al. Short and Long- 7 Term Toxicity in Pediatric Cancer Treatment: Central Nervous System Damage. Cancers. 2022;14:1540. doi: 10.3390/cancers14061540.

Tovorafenib (DAY101) Inhibits Both BRAF Fusions And BRAF V600 Mutations • Tovorafenib (DAY101) is an investigational, MAPK pathway RAS-independent activation of the MAPK pathway oral, selective, CNS-penetrant, type II RAF inhibitor that was designed to inhibit both RAS monomeric and dimeric RAF kinase ‒ Activity in tumors driven by both RAF RAF RAF fusion fusions and BRAF V600E mutations RAF Tovorafenib mutation ‒ Tablet and pediatric-friendly liquid suspension MEK ‒ Once weekly dosing • Currently approved type I BRAFi are indicated for use in patients with tumors bearing BRAF ERK V600E mutations ‒ Type I BRAF inhibitors cause paradoxical Proliferation and survival Proliferation and survival Proliferation and survival MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven 8 Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16.

The Current pLGG Treatment Paradigm Reflects The Unrelenting Nature Of This Chronic Brain Tumor 1L 2L 3L Presentation Surgical Intervention ~35% ~20% Targeted Tx Targeted Tx Targeted Tx GTR No Recurrence (5-10%) (40-50%) (40-50%) 1 Biopsy (>95%) Suspected ~65% ~50% ~50% pLGG ≤ Partial Eventual Additional lines Chemo Chemo Chemo Resection Recurrence of therapy ~40% ~80% (~90%) (~50%) (~35%) Molecular Testing Biopsy Only Other Other Other ~20% (<5%) (<5%) (<20%) No Biopsy (~5%) Response, Response, ~35% no recurrence ~50% no recurrence Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. 1 Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection Molecular testing of biopsied 9 samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) In Relapsed Or Progressive pLGG (FIREFLY-1) – Fully Enrolled & Data Submitted to FDA Trial Design Endpoints (Pivotal Arm 1) 1 • Three arm, open-label, global registrational phase 2 trial • Primary endpoint: ORR based on RANO-HGG , assessed by blinded independent central review • Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a 2 KIAA1549-BRAF fusion or BRAF V600E mutation • Secondary endpoints: ORR by RAPNO-LGG assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety • Arm 2 (expanded access recurrent/progressive LGG, n=60): harboring 3 an activating RAF alteration • Exploratory analyses: ORR and CBR by RANO-LGG assessed by blinded independent central review • Arm 3 (extracranial solid tumors): harboring an activating RAF fusion Key Inclusion Criteria Clinical and radiological evaluations at baseline, and every rd nd 3 cycle for pLGG and every 2 cycle for solid tumors • 6 months – 25 years of age • RAF-altered tumor Enrollment/ Day –28 to 0 • ≥1 prior line of systemic Screening Baseline End of Trial therapy with radiographic (C1D1) Study Drug Administration After Cycle 27: patients may either continue progression C27D1 2 treatment or enter drug holiday period at any time 420mg/m QW (not to exceed 600mg), • Prior use of MAPK pathway (at discretion of investigator) QW in 28-day cycles targeted therapy was permitted Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability 1 2 3 June 5, 2023 data cutoff. Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of 10 response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485

Topline Data from Pivotal Phase 2 FIREFLY-1 Trial June 5, 2023 data cutoff

FIREFLY-1 Baseline Patient Characteristics Location (n=77) Deep midline structures Characteristic Arm 1 (n=77) 12% Optic pathway 51% Median age, years (range) 8 (2-21) Other Sex, n (%) * 16% Male 40 (52) Cerebral hemisphere Female 37 (48) 8% Cerebellum Race, n (%) 6% Brain stem Black or African American 2 (3) 8% Asian 5 (6) White 41 (53) BRAF alteration (n=77) Multiple 3 (4) Other 6 (8) BRAF V600E Not reported 20 (26) 17% Number of lines of prior systemic therapy Median (range) 3 (1-9) # BRAF fusion 1, n (%) 17 (22) 83% 2, n (%) 21 (27) ≥3, n (%) 39 (51) Prior MAPK pathway targeted therapy, n (%) 46 (60) June 5, 2023 data cutoff. *Includes tumors that were extending into multiple regions of the brain, leptomeningeal disease, and/or spinal disease. #Includes 6 patients with BRAF duplication and 2 with BRAF 12 rearrangement per FISH (Fluorescence in situ hybridization) or ISH (in situ hybridization). MAPK, mitogen-activated protein kinase.

Topline Data From Ongoing, Fully Enrolled And NDA Submitted Pivotal Phase 2 FIREFLY-1 Trial – June 5, 2023 Data Cutoff RANO-HGG RAPNO-LGG RANO-LGG (n=69)* (n=76)* (N=76)* ORR, n (%) 46 (67%) 39 (51%) 40 (53%) CBR, n (%) 64 (93%) 62 (82%) 63 (83%) Best Overall Response, n (%) Complete Response (CR) 12 (17%) - - Partial Response (PR; >=50% reduction in SPPD) 34 (49%) 28 (37%) 20 (26%) Minor Response (MR; >=25 to <50% reduction in SPPD) NA 11 (14%) 20 (26%) Stable Disease (SD; +25% to -25% change in SPPD) 18 (26%) 23 (30%) 23 (30%) Duration of Response (DOR) (months) 16.6 13.8 14.4 Median DOR (95% CI) (11.6, not estimable) (11.3, not estimable) (11.0, not estimable) Median duration of tovorafenib treatment of 15.8 months, with 66% of patients remaining on treatment June 5, 2023 data cutoff. RANO-HGG ORR (CR + PR). RAPNO-LGG & RANO-LGG ORR (CR + PR + MR), SPPD, Sum of Perpendicular Diameters. CBR, Clinical Benefit Rate (CR + PR + MR + SD). * Indicates the 13 response criteria–evaluable patients within the n=77 Arm 1 population.

Tovorafenib (DAY101) Safety Data (n=137) • Safety data, based on the 137 patients treated in both Arm 1 and Arm 2 of FIREFLY-1, indicated monotherapy tovorafenib to be generally well-tolerated • The vast majority of adverse events were Grade 1 or Grade 2, with most common treatment-related side effects, excluding laboratory abnormalities, being change in hair color (76%), fatigue (44%), maculopapular rash (41%), dry skin (33%) and dermatitis acneiform (30%) • The most commonly reported treatment-related lab abnormalities were CPK elevation, LDH elevation, anemia, hypophosphatemia and AST elevation. Nearly all of the lab abnormalities had no clinical manifestations and did not require clinical intervention or change in study treatment June 5, 2023 data cutoff. 14

Data from Pivotal Phase 2 FIREFLY-1 Trial December 22, 2022 data cutoff

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-HGG Evaluable Lesions (n=69) – December 22, 2022 Data Cutoff 1 RANO-HGG Response (IRC) Evaluable n=69 ORR (cCR + cPR + uPR), n (%) 46 (67%)* Clinical benefit rate, n (%) cCR, cPR/uPR, or SD 64 (93%) cCR, cPR/uPR, or SD for 12 mo+ 49 (71%) Best overall response, n (%) CR 4 (6%) PR (includes 3 uPR) 42 (61%) SD 18 (26%) PD 4 (6%) Not evaluable 1 (1%) All 3 patients with uPR remain on treatment as of May 23, 2023 Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to 2 1 tovorafenib) before the first imaging assessment and one did not receive T1 Gd+ follow-up imaging. *P<0.001 from two-sided exact binomial test to test null hypothesis of ORR=21% based on Bouffet et al. 2 Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. Bouffet E, et al. J Clin Oncol. 2012;30(12):1358-1363. CBR, clinical benefit rate; cCR, confirmed completed response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, 16 progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; uPR, unconfirmed partial response. There are 17 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment.

Tumor Response To Tovorafenib (DAY101) For All Patients With RAPNO-LGG Evaluable Lesions (n=69*) – December 22, 2022 Data Cutoff 1 RAPNO-LGG Response (IRC) Evaluable n=69 ORR (cCR + cPR/uPR + cMR/uMR), n (%) 35 (51%) Clinical benefit rate, n (%) cCR, cPR/uPR, cMR/uMR, or SD 60 (87%) cCR, cPR/uPR, cMR/uMR, or SD for 12mo+ 36 (52%) Best overall response, n (%) CR 0 (0%) PR (includes 4 uPR) 17 (25%) MR (includes 4 uMR) 18 (26%) SD 25 (36%) # PD 8 (12%) Not evaluable 1 (1%) All 4 patients with uPR and 3 patients with uMR remain on treatment as of May 23, 2023 Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients not shown in waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) 1 before the first imaging assessment and one patient had visual progressive disease but no evaluable T2 measurements at the time of progression. *Pending adjudication. Fangusaro J, et al. Lancet Oncol. # 2020;21(6):e305-316. PD for RAPNO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator’s assessment. CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology 17 review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 28 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment.

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-LGG Evaluable Lesions (n=76) – December 22, 2022 Data Cutoff 1 RANO-LGG Response (IRC) Evaluable n=76 ORR (cCR + cPR/uPR + cMR/uMR), n (%) 37 (49%) Clinical benefit rate, n (%) cCR, cPR/uPR, cMR/uMR, or SD 63 (83%) cCR, cPR/uPR, cMR/uMR, or SD for 12mo+ 39 (51%) Best overall response, n (%) CR 0 (0%) PR (includes 8 uPR) 20 (26%) MR (includes 2 uMR) 17 (22%) SD 26 (34%) # PD 11 (14%) § Not evaluable 2 (3%) All 8 patients with uPR and 2 patients with uMR remain on treatment as of May 23, 2023 # Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. PD for RANO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD § based on RANO-HGG per investigator’s assessment. Two of 76 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first 1 imaging assessment, and one patient with missing T1 Gd+ imaging at baseline was deemed NE at all timepoints but had a best SPPD decrease of 65% on T2 imaging. van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. BL, baseline; CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade 18 glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; SPPD, sum of the products of perpendicular diameters; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 27 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 19 remain on treatment.

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG & RANO-LGG Evaluable Lesions – December 22, 2022 Data Cutoff RANO-LGG (n=76) RANO-HGG (n=69) As of the data cutoff, As of the data cutoff, the median IRC- the median IRC- assessed DOR based on assessed DOR based on RANO-HGG criteria was RANO-LGG criteria was not yet reached (95% 14.4 months (95% CI: 8.4, not CI: 9.0, not estimable)* estimable)* * * * Analysis for median time to response and median duration of response only included confirmed responses. BOR is shown; circles indicate start of response. PD for the purpose of treatment was based on 19 RANO-HGG, not RANO-LGG. BOR, best overall response; HGG, high-grade glioma; LGG, low-grade glioma; PD, progressive disease; RANO, Response Assessment in Neuro-Oncology; DOR, duration of response; CI, confidence interval. Dec 22, 2022 data cutoff.

Estimated BRAF-Altered pLGG Patient Population In The U.S. Estimated BRAF-Altered Patients in the U.S. • An estimated 26,000 children/young adults are living with BRAF-altered (BRAF fusions or BRAF 1-5 V600E mutations) pLGGs in the U.S. today • Despite significant disease burden, many pLGGs undergo senescence when patients reach their 20s driving the need to both maximize tumor ~26,000 ~2,000-3,000 ~1,100 control while minimizing treatment-associated Recurrent/Progressive Incidence of Treatment- toxicities Prevalence of 4,5 Total Addressable Patient Eligible Frontline Patients Systemically-Treated 6 3,4 Population per Year Patients Under 25 • As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease • Based on progression free survival curves modeled from published literature, the estimated addressable pool of recurrent or progressive pLGG 6 patients is ~2,000-3,000 per year at steady state 1 2 Selt F, van Tilburg CM, Bison B, et al. Response to trametinib treatment in progressive pediatric low-grade glioma patients. J Neurooncol. 2020;149(3):499-510. doi:10.1007/s11060-020-03640-3. Ryall S, 3 Tabori U, Hawkins C. Pediatric low-grade glioma in the era of molecular diagnostics. Acta Neuropathol Commun. 2020;8(1):30. doi:10.1186/s40478-020-00902-z. SEER US complete prevalence counts of 4 5 patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis. US Census. Estimated annual incidence, 20 6 estimated prevalence, and estimated recurrent/progressive total addressable patient population are Day One calculations based on publicly available data. Source: Internal market research conducted by EpidStrategies, A Division of ToxStrategies, Inc. on behalf of Day One.

Key Takeaways From FIREFLY-1 Data And Next Steps • Clinically meaningful data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusions or BRAF V600E mutations (“BRAF-altered”) • 67% ORR by RANO-HGG (primary endpoint) • 51% ORR by RAPNO-LGG (secondary endpoint) Next Steps • 53% ORR by RANO-LGG (exploratory endpoint) • Deepening of responses observed in patients from December 2022 to June 2023 data • FDA filing decision expected cutoffs across all three assessment criteria by mid-November 2023 • Responses were observed in patients with either BRAF fusion or BRAF V600E mutations (“BRAF-altered”) • Responses seen in a heavily-pretreated population where the majority (60%) of patients progressed on or after one or more prior MAPK inhibitors • Completed rolling NDA submission to FDA for relapsed or progressive pLGG, announced in September 2023 • Safety and tolerability profile indicating monotherapy tovorafenib to be generally well- tolerated 21 June 5, 2023 data cutoff.

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Frontline pLGG

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib (DAY101) In Frontline pLGG Trial Design Endpoints • Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib • Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded 1 (DAY101) vs SoC chemotherapy independent central review • Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF ‒ The ORR primary analysis is expected to occur ~12 months after the last alteration and requiring first-line systemic therapy patient randomized • Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid • Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO suspension criteria • Patients who progress after stopping tovorafenib (DAY101) may be re- • Other secondary endpoints: changes in neurological and visual function, challenged safety, and tolerability • Patients who progress in the SoC arm during or post-treatment may cross- • Key exploratory objectives: QoL and health utilization measures over to receive tovorafenib 2 Non-resectable or Tovorafenib, 420mg/m QW sub-total resected LGG (not to exceed 600 mg) AND Stratified by Long-term follow-up (48 months) Requiring first-line • Location of tumor Investigator's choice of systemic therapy • Genomic alteration vincristine/carboplatin* or N ≈ 400 • CDKN2A status vinblastine • Infant CHG diagnosis * COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; 1 23 SoC, standard of care. Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint. 1:1 Randomization

FIRELIGHT-1 Phase 1b/2 Trials Evaluating Tovorafenib (DAY101) as a Monotherapy and as a Combination with Pimasertib

Phase 2 Study Of Monotherapy Tovorafenib (DAY101) In Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints • Single arm, open-label, global phase 1b/2a trial • Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO-HGG criteria for any CNS tumors • n = 40 patients (approximately) • Secondary endpoints: safety and additional • Eligibility: Patients aged 12 years and older with non- efficacy parameters hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification Melanoma cohort Patients with a known BRAF Safety 2 DAY101 QW until disease progression or CRAF/RAF1 fusion, or Follow Up CRAF/RAF1 amplification “Tissue agnostic” cohort Study Drug Administration ≥ 18 years at 600 mg PO QW 2 12 to <18 years at 420mg/m PO QW 1 Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene. Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, 25 2 Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death

Activity of Tovorafenib (DAY101) In SNX8:BRAF Fusion Spindle Cell Sarcoma A male child spindle cell sarcoma, 5-years of age at diagnosis Months -30 -24 -18 -12 -6 0 6 CR PD CR Diagnosis Targeted Therapy BRAF fusion (FISH) Ifosfamide, doxorubicin, Tovorafenib Tovorafenib Subtotal resection dexrazoxane Gemcitabine, docetaxel Proton radiotherapy SNX8-BRAF fusion Baseline After 2 cycles of tovorafenib • After the first dose of tovorafenib (DAY101), the patient experienced grade 2 rash, which resolved in a day following a dose of diphenhydramine • Radiotherapy-related adverse events included hyperpigmentation overlying the spine on the upper back with no skin breaks, and mild dysphagia 26 Data cut off: September 30, 2021

Pimasertib MEK1/2 Inhibitor

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor With Demonstrated Activity In MAPK-Driven Solid Tumors • Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 • Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs • Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) • Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) • Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma • Combination with tovorafenib (DAY101) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors 28 Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

Vertical MAPK Pathway Inhibition With Tovorafenib (DAY101) And Pimasertib May Unlock Potential Synergy For Adult Solid Tumors KRAS or NRAS BRAF non-V600 mutant mutant MEK RAF/ PI3K/m RAL MEK/ERK TOR ERK Proliferation, survival Proliferation, survival Type II RAFi + MEKI Type II RAFi + MEKi Type II RAFi + MEKi is synergistic in BRAF fusion melanoma PDX model ex vivo (internal data) A Non V600 BRAF dimers are Targeting multiple nodes of effectively inhibited by type II MAPK pathway will drive deeper Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the B type II BRAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) RAFi , but not type I BRAFi and more durable response Tovorafenib (DAY101) + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cells C (Venetsanakos et al., 2021 AACR poster presentation) 29

Tovorafenib (DAY101) / Pimasertib Combination In Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints 2 • Combination dose escalation, global phase 1b/2 trial • Phase 1b: PK, PD and Safety, MTD/RP2D • Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) • Phase 2: Efficacy (ORR, DOR) • Phase 2, Simon 2-stage, n = 25/cohort (approximately) • Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Phase 1b Phase 2* NRASmut Selected tumors Tumors with MAPK BRAF Class 1 (non-E/K) and Safety 3 DAY101 + Pimasertib until disease progression Follow Up Class 2 mutant tumors pathway alterations BRAF fusion selected tumors Pre-identified patients with advanced *Additional biomarker-selected solid tumors and available clinical cohorts may be pursued based molecular profiling information. on developing data Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1 2 30 Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). Intend to open U.S. and ex- 3 U.S. clinical sties. DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death

Summary

Financial Summary: DAWN Cash, cash equivalents and short-term investments ~87.0 million shares of common stock as of June 30, 2023: $442.9 million (no debt) outstanding as of August 1, 2023 Six Months Ended Six Months Ended $ Millions 6/30/23 6/30/22 R&D Expense $60.0 $37.6 G&A Expense $35.1 $26.9 Net Loss $88.3 $64.3 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) 1 • Initiated rolling NDA in May 2023 • Topline data presented in September 2023 Projected • Rolling NDA submission to the FDA for tovorafenib as a monotherapy in relapsed or progressive pLGG announced in cash runway September 2023 into 2026 • FDA filing decision expected by mid-November 2023 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG • First patient dosed in March 2023 1 All financial and share information is unaudited. NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO, PFS) efficacy endpoints, safety, and exploratory analyses 32 2 (including ORR by RANO-LGG). Amended clinical study report will include safety and efficacy data from a planned June 2023 data cutoff.

Next Steps FIREFLY-1 • Initiated rolling NDA in May 2023 • New topline data presented in September 2023 • Completion of rolling NDA submission to the FDA for tovorafenib as a monotherapy in relapsed or progressive pLGG announced in September 2023 • FDA filing decision expected by mid-November 2023 FIREFLY-2 • Advance tovorafenib as a frontline therapy for patients with pLGG • Currently activating sites and enrolling patients FIRELIGHT-1 • Evaluate tovorafenib in combination and as monotherapy in adolescent and adult populations • Monotherapy abstract presented at EADO in April 2023 Commercial • Continue investment in market and launch preparation activities Business Development • Research collaboration and license agreement for preclinical program targeting VRK1 • Further investment in business development activities to expand our multiple asset portfolio 1 33 Amended clinical study report will include safety and efficacy data from a planned June 2023 data cutoff.

Appendix `

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions (n=69) 2.8 Median time to response* MONTHS 11/17 patients with stable disease <12 months remain on treatment as of data cutoff Median duration of 10.8 MONTHS treatment* Ongoing treatment Partial response Discontinued treatment Complete response Follow-up after discontinuation of treatment Progressive disease BRAF V600E mutation Discontinuation due to AE Prior MEK inhibitor therapy Death Prior BRAF inhibitor therapy * Analysis for median time to response and median duration of treatment only included confirmed responses. HGG, high-grade glioma; RANO, Response Assessment in Neuro-Oncology. Dec 22, 2022 data 35 cutoff.

All RANO-LGG Unconfirmed PR Patients Continue On Treatment With Demonstrable Deepening Of Response (n=8) Responses for Patients with Unconfirmed Partial Response by RANO-LGG SD MR PR CR Months from Baseline All 8 patients with unconfirmed partial response by RANO-LGG remain on treatment as of May 23, 2023 Spider plot for SPPD – baseline and after treatment (RANO-LGG by IRC) – unconfirmed PR patients EOT status based on May 23, 2023 EDC data. Individual patient response data is current as of the data cutoff 36 of December 22, 2022; treatment status data is current as of May 23, 2023. Percent Change from Baseline (%)

Nearly Half Of Patients With Best Response Of PD By RANO-LGG Have Tumor Stabilization And Response With Continued Treatment (n=11) Ongoing treatment Discontinued treatment 5/11 patients with best response of PD by RANO-LGG remain on treatment as of May 23, 2023 37 Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023.

Tovorafenib (DAY101) Safety Data (n=136) • The vast majority of treatment-emergent AEs Treatment-emergent AEs Treatment-related AEs were Grade 1 or 2 Preferred term, n (%) Any grade Grade ≥3 Any grade Grade ≥3 • 39 patients (29%) required dose modifications Any AE 136 (100) 68 (50) 133 (98) 47 (35) due to treatment-related AEs Hair color changes 96 (71) - 96 (71) - Fatigue 68 (50) 4 (3) 54 (40) 4 (3) • Dose interruptions were brief, with the Vomiting 59 (43) 3 (2) 24 (18) 3 (2) median time of dose interruption being 2 weeks Rash maculo-papular 56 (41) 10 (7) 51 (38) 10 (7) Headache 53 (39) 1 (1) 27 (20) - • 5 patients (4%)* discontinued due to AE, with Pyrexia 43 (32) 2 (1) 15 (11) 1 (1) 4 patients (3%) discontinuing due to Nausea 40 (29) - 21 (15) - treatment-related AEs Dry skin 39 (29) - 34 (25) - • The most commonly reported lab Dermatitis acneiform 37 (27) 1 (1) 36 (26) 1 (1) abnormalities were CPK elevation, anemia, Constipation 36 (26) - 28 (21) - hypophosphatemia, and AST elevation Decreased appetite 35 (26) 4 (3) 25 (18) 3 (2) • Nearly all had no clinical manifestations and Epistaxis 34 (25) - 22 (16) - did not require clinical intervention or change in study treatment Dec 22, 2022 data cutoff. Table shows treatment-emergent AEs with frequency ≥25% of any grade. Rash erythematous treatment-emergent: any grade, 14 (10%); grade ≥3 1 (1%); treatment-related: any 38 grade, 14 (10%), grade ≥3 1 (1%). *One patient had 2 events (shunt malfunction [not related to tovorafenib] and tumor hemorrhage [related to tovorafenib]). AEs, adverse events.

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis -36 6 Months -30 -24 -18 -12 -6 0 PR Diagnostic biopsy 3L: Tovorafenib 1L: Vincristine/carboplatin Best response SD 2L: Trametinib Best response PD • PR (-58%) and improvement in vision reported at cycle 3 • AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash • Patient continues to receive weekly tovorafenib Baseline After 6 cycles Tumor kinetics (RANO) Tovorafenib 39 Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority.

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Months -84 -72 -60 -48 -36 -24 -12 0 12 PR Suboccipital 2L: Carboplatin/vincristine craniotomies 4L: Trametinib 5L: Tovorafenib Best response PR Best response SD 1L: Carboplatin 3L: Vinblastine Best response PD Best response SD • PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time • AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection • Patient continues to receive weekly tovorafenib Baseline After 3 cycles After 6 cycles After 9 cycles Tumor kinetics Tovorafenib 40 Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority.

Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty Months -60 -48 -36 -24 -12 0 12 PR Subtotal 1L: Carboplatin/vincristine 2L: Dabrafenib 3L: Tovorafenib resection Best response PR Best response PR • PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 • AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) • Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment Baseline After 3 cycles After 6 cycles Tumor kinetics Tovorafenib 41 Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority.

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma 8-year-old boy with relapsed pilomyxoid astrocytoma of the optic pathway, with visual loss in right eye, visual field loss in left eye, fatigue, intermittent nausea/vomiting, intermittent headaches, anorexia, and temperature regulation disorder Months -60 0 12 -48 -36 -12 24 -24 Trametinib VC Tovorafenib Binimetinib PR • Initiated treatment with tovorafenib 400 mg/QW following 3 prior therapies, including binimetinib and trametinib, which were discontinued due to PD • At cycle 3, PR (-88%) per RANO-HGG, and MR (-32% and -40%) per RAPNO-LGG and RANO-LGG, respectively − Sustained improvements in visual acuity reported; logMAR change 0.2 → 0 − PD criteria met (-94% to -91%) with RANO-HGG at cycle 15; continued treatment as investigator deemed no radiographic progression with subsequent reduction in target lesion (-97%) • AEs were G2 (drug eruption, elevated CPK) and G1 (hair color change, paronychia, growth retardation) T1 + C (baseline and post-cycle 3) T2 (baseline and post-cycles 3 & 12) Tumor kinetics Dec 22, 2022, data cut-off. AEs, adverse events; C, contrast; CPK, creatine phosphokinase; G, grade; HGG, high-grade glioma; LGG, low-grade glioma; logMAR, Logarithm of the Minimum Angle of Resolution; 42 MR, minor response; PD, progressive disease; PR, partial response; QW, once weekly; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; VC, vincristine-carboplatin..

FIREFLY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG • Collaboration between Day One and the Approximately 100 potential sites (~65 from the LOGGIC consortium) LOGGIC consortium, internationally recognized experts in pLGG research ‒ Coupled with the LOGGIC-CORE molecular diagnostic program ‒ Worked jointly on the study design and ~20 ~65 discussions with the U.S. and EU Sites regulatory authorities Sites ~5 Sites ~10 Sites 43

Results From Independent Radiology Review Of PNOC014 Best response from baseline RANO-HGG: Response assessment for neuro- oncology-high grade glioma Volumetric image analysis (exploratory) RAPNO: Response assessment for pediatric neuro-oncology (exploratory) 44 Date of data cutoff: 02 JAN 2020. Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020

Multiple Rapid, Deep And Durable Responses Observed Following Initiation Of Tovorafenib (DAY101) Treatment Of pLGG Patients In PNOC014 Growth kinetics of Target Lesions from Screening 45 Date of data cutoff: 02 JAN 2020. Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020. Fangusaro J et al. Lancet Oncol 2019

Drug-related Adverse Events Observed for Tovorafenib (DAY101) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG Drug-related AEs for Tovorafenib (DAY101) Drug-related AEs for selumetinib Toxicities Grade 1-2 Grade 3 Grade 4 Toxicities Grade 1-2 Grade 3 Grade 4 Anemia 6 (67%) Increased ALT 20 (40%) 1 (2%) Hypophosphatemia 4 (44%) CPK elevation 34 (68%) 5 (10%) DAY101 AE summary Fatigue 5 (55%) Diarrhea 27 (54%) 2 (4%) Rash 8 (89%) Decreased ejection fraction 19 (38%) 1 (2%) • Most common toxicity: skin Achromotrichia 7 (78%) Gastric haemorrhage 1 (2%) • AEs reversible and all Pruritis 6 (67%) Headache 14 (28%) 1 (2%) manageable Photosensitivity 1 (11%) Decreased lymphocyte count 19 (38%) 1 (2%) Nevus 7 (78%) Neutropenia 14 (28%) 3 (6%) • Single, reversible Grade 3 Alopecia 3 (34%) Paronychia 19 (38%) 3 (6%) event Epistaxis 2 (22%) Rash (acneiform) 29 (58%) 2 (4%) • No Grade 4 AEs Dry skin 3 (34%) Rash (maculopapular) 26 (52%) 5 (10%) Myalgias/arthralgias 3 (34%) Skin infection 7 (14%) 1 (2%) • No dose reductions (vs. Anorexia 2 (22%) Tooth infection 1 (2%) 40% of patients on Cheilitis 3 (34%) Weight gain 5 (10%) 1 (2%) selumetinib montherapy Hypermagnesemia 1 (11%) Vomiting 22 (44%) required dose reductions) Bleeding gums 1 (11%) Nausea 21 (42%) Increased AST 4 (44%) Increased AST 25 (50%) Nausea/vomiting 3 (33%) Anemia 28 (56%) CPK elevation 1 (11%) Pruritis 10 (20%) Weight loss 2 (22%) Dyspnea 30 (60%) 46 Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020; Fangusaro J et al. Lancet Oncol 2019